Share Capital	6 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
Share Capital
18.	SHARE CAPITAL
On September 2, 2022, the Group entered into an Ordinary Shares Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II” or “B. Riley”).
Pursuant to the Purchase Agreement, the Group has the right to sell to B. Riley Principal Capital II up to $75 million of its Ordinary Shares, from time to time during the term of the Purchase Agreement.
Sales of Ordinary Shares pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Group, and the Group is under no obligation to sell any securities to B. Riley under the Purchase Agreement.

The right to sell ordinary shares under the Purchase Agreement was considered to be a derivative asset with an insignificant fair value at December 31, 2022. The Group incurred costs of $0.8 million, including the issuance of shares, as a consideration to B. Riley for its irrevocable commitment to purchase shares under the Purchase Agreement. These costs were included in other finance costs, net in the condensed consolidated statements of operations and comprehensive income (loss) for the six months ended December 31, 2022. The shares issued as consideration have been recorded within share capital.